UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2016

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Plan of Liquidation and Dissolution

In connection with a review of potential strategic alternatives available to Hines Real Estate Investment Trust, Inc. (the “Company”), the board of directors of the Company has determined that it is in the best interest of the Company and its stockholders to sell all or substantially all of the Company’s properties and assets including, without limitation, the West Coast Assets (defined below) and liquidate and dissolve the Company pursuant to a plan of liquidation and dissolution (the “Plan of Liquidation and Dissolution”). As part of the Plan of Liquidation and Dissolution, the Company and certain of its affiliates have entered into an Agreement of Sale and Purchase, dated as of June 29, 2016, with BRE Hydra Property Owner LLC (“Purchaser” and such agreement, the “West Coast Asset Agreement”) to sell to Purchaser, an affiliate of Blackstone Real Estate Partners VIII, seven of the Company’s properties located in California and Washington (the “West Coast Assets”) for a purchase price of $1,162,000,000 (the “West Coast Asset Sale”).
The Company’s board of directors expects that after the sale of all or substantially all of the Company’s assets, including the West Coast Assets, and the payment of or provision for all of the Company’s outstanding liabilities, the Company will distribute proceeds to the stockholders of the Company in one or more distributions in an aggregate amount, estimated as of June 29, 2016, of approximately $6.35 to $6.65 per share of common stock of the Company. The Plan of Liquidation and Dissolution was unanimously approved by the Company’s board of directors. Pursuant to Maryland law and the Company’s charter, the Plan of Liquidation and Dissolution must be approved by the affirmative vote of the holders of at least a majority of the shares of the Company’s common stock outstanding and entitled to vote thereon. If the Plan of Liquidation and Dissolution is approved by the stockholders, the Company expects to make final distributions to its stockholders on or before December 31, 2016. There can be no assurances regarding the amounts of any distributions or the timing thereof.
The Plan of Liquidation and Dissolution authorizes the Company’s officers to do all things as may be reasonably necessary or advisable to complete the liquidation and dissolution of the Company. In addition, the Company, in accordance with applicable law, will provide for outstanding liabilities and, to do so, may establish a reserve fund or transfer assets to a liquidating trust.
Under the Plan of Liquidation and Dissolution, subject to certain restrictions pursuant to the West Coast Asset Agreement, the Company’s board of directors may modify, amend or terminate the Plan of Liquidation and Dissolution, notwithstanding stockholder approval, to the extent permitted by applicable law.
The foregoing description of terms of the Plan of Liquidation and Dissolution is qualified in its entirety by reference to the text of the plan, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

West Coast Asset Agreement

Pursuant to the West Coast Asset Agreement, and upon the terms and subject to the conditions set forth therein, certain of the Company’s affiliates (the “Sellers”) will sell, transfer and deliver to the Purchaser, and the Purchaser will purchase from the Company, fee simple or ground leasehold interests in the West Coast Assets, which include the following properties: Howard Hughes Center in Los Angeles, CA; Daytona Buildings in Redmond, WA; Laguna Buildings in Redmond, WA; 5th and Bell in Seattle, WA; 2100 Powell in Emeryville, CA; 2851 Junction Avenue in San Jose, CA; and 1900 and 2000 Alameda in San Mateo, CA.
The West Coast Asset Agreement contains certain representations, warranties, and covenants of the Company, Sellers and the Purchaser. Additionally, the closing of the West Coast Asset Sale is subject to the satisfaction or waiver of certain closing conditions set forth in the West Coast Asset Agreement, including, without limitation, approval by the Company’s stockholders of the Plan of Liquidation and Dissolution (including the West Coast Asset Sale). There can be no assurance that the closing conditions will be satisfied, that the West Coast Asset Sale will be consummated, or the timing thereof.
The West Coast Asset Agreement requires the Company to convene a stockholders’ meeting for purposes of obtaining the Company stockholder approval of the Plan of Liquidation and Dissolution (including the West Coast Asset Sale) and to prepare and file a proxy statement with the Securities and Exchange Commission (the “SEC”) with respect to such meeting as promptly as reasonably practicable after the date of the West Coast Asset Agreement, which proxy statement will contain, subject to certain exceptions, the board of directors’ recommendation that the Company’s stockholders vote in favor of the Plan of Liquidation and Dissolution (including the West Coast Asset Sale).
The Company has agreed not to solicit or enter into an agreement regarding any proposal, offer or inquiry for any of the West Coast Assets or more than 15% of the equity of the Company (as further defined in the West Coast Asset Agreement, an “Acquisition Proposal”), and, subject to certain exceptions, is not permitted to enter into discussions or negotiations concerning, or provide non-public information to a third party in connection with, any Acquisition Proposal. However, the Company may, prior to obtaining stockholder approval, engage in discussions or negotiations and provide non-public information to a third party which has made an unsolicited bona fide written Acquisition Proposal if the Company’s board of directors determines in good faith, after consultation with outside legal counsel and financial advisors, that such Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal (as defined in the West Coast Asset Agreement).
Prior to the approval of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale, by the Company’s stockholders, the Company’s board of directors may, in certain circumstances, change its recommendation that stockholders of the Company approve the Plan of Liquidation and Dissolution (including the West Coast Asset Sale) (as further defined in the West Coast Asset Agreement, a “Company Adverse Recommendation Change”), subject to complying with specified notice and other conditions set forth in the West Coast Asset Agreement.
The West Coast Asset Agreement may be terminated under certain circumstances by the Company, including prior to obtaining stockholder approval, if, after following certain procedures and adhering to certain restrictions, the Company’s board of directors has effected a Company Adverse Recommendation Change in connection with a Superior Proposal and the Company concurrently enters into a definitive agreement providing for the implementation of a Superior Proposal. In addition, Purchaser may terminate the West Coast Asset Agreement under certain circumstances and subject to certain restrictions, including if the Company’s board of directors effects a Company Adverse Recommendation Change. Upon termination of the West Coast Asset Agreement under certain circumstances, the Company would be obligated to pay the Purchaser a termination fee of $25 million, including in the event the Company terminates in connection with a Superior Proposal. In certain other circumstances, the Purchaser will be required to pay the Company a termination fee of $75 million upon termination of the West Coast Asset Agreement. Blackstone Real Estate Partners VIII L.P. has guaranteed certain payment obligations of the Purchaser under the West Coast Asset Agreement up to $75 million. The West Coast Asset Agreement contains certain other termination rights, and alternative termination fees and/or expense reimbursements payable by the Company in connection with those other termination rights, of up to $5 million and $25 million, depending on the circumstances.
The foregoing description of the West Coast Asset Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the West Coast Asset Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The West Coast Asset Agreement has been attached as an exhibit to provide stockholders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, Sellers, the Purchaser or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the West Coast Asset Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the West Coast Asset Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Stockholders should not rely on the representations, warranties, covenants and agreements contained in the West Coast Asset Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Sellers, the Purchaser or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the West Coast Asset Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The West Coast Asset Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Sellers, the Purchaser and their respective affiliates and the transactions contemplated by the West Coast Asset Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Plan of Liquidation and Dissolution as well as in the other filings that the Company will make with the SEC.

Additional Information:

This filing is being made in respect of the proposed Plan of Liquidation and Dissolution, including the West Coast Asset Sale. The proposed Plan of Liquidation and Dissolution, including the West Coast Asset Sale, will be submitted to the stockholders of the Company for their consideration. In connection with the proposed Plan of Liquidation and Dissolution, including the West Coast Asset Sale, the Company will file a proxy statement with the SEC. This filing does not constitute a solicitation of any vote or proxy from any stockholder of the Company. INVESTORS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PLAN OF LIQUIDATION AND DISSOLUTION, INCLUDING THE WEST COAST ASSET SALE. The final proxy statement will be mailed to the Company’s stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s internet website, www.sec.gov. When available, the proxy statement and other pertinent documents also may be obtained free of charge at the Company’s website, http://www.hinessecurities.com, or by directing a written request to Hines Real Estate Investment Trust, Inc. at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Secretary.
The Company and its directors and executive officers and members of its external advisor and its employees may be deemed to be participants in the solicitation of proxies in respect to the Plan of Liquidation and Dissolution, including the West Coast Asset Sale. Information regarding the Company’s directors and executive officers is detailed in the proxy statements and annual reports on Form 10-K and quarterly reports on Form 10-Q previously filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the direct and indirect interests of the Company’s directors and executive officers in the Plan of Liquidation and Dissolution may be obtained by reading the proxy statement and other relevant documents or materials relating to the proposed transaction when they become available.

Forward Looking Statements:

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements generally can be identified by the use of words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or similar words or phrases intended to identify information that is not historical in nature. These forward-looking statements include, among others, statements about the expected benefits of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale, the estimated range of distributions, the expected timing and completion of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale, and the future business, performance and opportunities of the Company. These risks and uncertainties include, without limitation, the ability of the Company to obtain required stockholder approvals required to consummate the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; the satisfaction or waiver of other conditions to closing for the West Coast Asset Sale; unanticipated difficulties or expenditures relating to the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; the response of tenants, business partners and competitors to the announcement of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; legal proceedings that may be instituted against the Company and others related to the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the Company’s existing markets; risks associated with the availability and terms of financing and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in domestic and local economies, changes in interest rates and volatility in the securities markets; potential liability for uninsured losses and environmental contamination; risks associated with the Company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the Company’s dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this report. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

Item 7.01 Regulation FD Disclosure

On June 30, 2016, the Company issued a press release announcing the proposed Plan of Liquidation and Dissolution, including the West Coast Asset Sale. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events

On June 30, 2016, in connection with the Plan of Liquidation and Dissolution, the Company announced that it will cease paying regular quarterly distributions effective after the payment of distributions declared for the second quarter of 2016, which will be paid on or around July 1, 2016, and instead expects to make final distributions to its stockholders on or before December 31, 2016. There can be no assurances regarding the amounts of any distributions or the timing thereof.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

2.1
The Agreement of Sale and Purchase, dated as of June 29, 2016, by and between Hines REIT 5th and Bell LLC, a Delaware limited liability company, Hines REIT Daytona Campus LLC, a Delaware limited liability company, Hines REIT Laguna Campus LLC, a Delaware limited liability company, Hines REIT 2851 Junction Ave LP, a Delaware limited partnership, Hines REIT Watergate LP, a Delaware limited partnership, Hines REIT 1900/2000 Alameda De Las Pulgas LLC, a Delaware limited liability company, Hines REIT West La Portfolio LP, a Delaware limited partnership, and solely for the limited purposes set forth therein, Hines Real Estate Investment Trust, Inc., a Maryland corporation, and BRE Hydra Property Owner LLC

99.1	Plan of Complete Liquidation and Dissolution of Hines Real Estate Investment Trust, Inc.
99.2	Press release dated June 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

June 30, 2016	By:	/s/ Sherri W. Schugart
Sherri W. Schugart
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
2.1
The Agreement of Sale and Purchase is dated as of June 29, 2016, by and between Hines REIT 5th and Bell LLC, a Delaware limited liability company, Hines REIT Daytona Campus LLC, a Delaware limited liability company, Hines REIT Laguna Campus LLC, a Delaware limited liability company, Hines REIT 2851 Junction Ave LP, a Delaware limited partnership, Hines REIT Watergate LP, a Delaware limited partnership, Hines REIT 1900/2000 Alameda De Las Pulgas LLC, a Delaware limited liability company, Hines REIT West La Portfolio LP, a Delaware limited partnership, and solely for the limited purposes set forth therein, Hines Real Estate Investment Trust, Inc., a Maryland corporation, and BRE Hydra Property Owner LLC

99.1	Plan of Complete Liquidation and Dissolution of Hines Real Estate Investment Trust, Inc.
99.2	Press release dated June 30, 2016